THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                   5% CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                              HIREL HOLDINGS, INC.


            THIS AGREEMENT is made this ___ day of June, 1997, between HIREL HOLDINGS, INC., NASDAQ Symbol "HIRL" (the "Company"), a Delaware corporation, with its principle office at 650 Southwest 16th Terrace, Pompano Beach, FL 33069 and __________________________ (the "Purchaser"), with its principle office at
______________________________________________.


            IN  CONSIDERATION   of  the  mutual  covenants   contained  in  this
Agreement, the Company and the Purchaser agree as follows:

            Section 1.  CERTAIN DEFINITIONS.  For purpose  of this Agreement:

         "Agreement" means this 5% Convertible Debenture Purchase Agreement including all Exhibits hereto.

            "Closing Date" means the date of the delivery of the original Debentures and original Warrants to the Purchaser against a wire transfer of the funds to the Company.

            "Closing" means the completion of the purchase and sale of the Debentures and Warrants on the Closing Date.

            "Common Stock" means the Common Stock of the Company $.01 par value.

            "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to the Company.










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



            "Conversion Price" means an amount equal to the lessor of (a) a seventy-nine (79%) percent discount from the average closing bid price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous five (5) trading days ending on the day before the Conversion Date, or (b) a $4.50 for the Conversion Shares issued in the First Conversion and $5.00 for the Conversion Shares issued in the Second Conversion.

         The maximum amount of Conversion Shares that the Purchaser can convert into shall be 1,041,666. After such amount of shares is reached, the Company must then repay the remaining balance of the Convertible Debenture by issuing a four (4) month term note at one hundred twenty (120%) percent of the face amount of the Debentures.

            "Conversion Shares" means the Underlying Common Stock issued upon the conversion of the Convertible Debenture.

             "Convertible   Debenture"   means  the  Debenture  of  the  Company
convertible into common stock of the Company as hereinafter provided.

            "Debenture" or "Debentures" means the Convertible Debenture or Convertible Debentures purchased on the Closing Date, as appropriate.

            "First Conversion" means the earlier of ninety (90) calendar days after the Closing Date, or upon the Registration Effective Date, at which time Purchaser may convert one-half (1/2) of the Purchaser's initial investment, including any and all interest and liquidated damages, if any.

         "Registration   Effective   Date"   means  the  date  upon   which  the
registration of the Conversion Shares and Shares underlying the Warrants is approved by the SEC.

         "Second Conversion" means the earlier of one hundred twenty (120) calendar days after the Closing Date, or thirty (30) days from the Registration Effective Date, Purchaser may convert the remaining portion of its initial investment, including any and all interest and liquidated damages, if any, can be converted.

         "Warrant" or "Warrants" means the Warrant from the Company purchased on the Closing Date, as appropriate.

            Section 2.  AUTHORIZATION AND SALE OF DEBENTURE.

            2.1 AGREEMENT TO EXECUTE AND DELIVER THE DEBENTURE AGREEMENT AND THE DEBENTURE. The Company will borrow __________________________ ($__________)
Dollars  from  the Purchaser in reliance upon the representations and warranties


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

of the Purchaser contained in this Agreement. The Purchaser will lend such sum to the Company, in reliance upon the representations and warranties of the Company contained in this Agreement. Such loan shall occur on the Closing Date and shall accrue interest from the Closing Date.

            2.2 AUTHORIZATION. Subject to the terms and conditions of this Agreement, the Company has authorized the execution and delivery of one or more Convertible Debentures in an aggregate principle amount of up to Two Million, Five Hundred Thousand ($2,500,000) Dollars (the "Principle"), with a maturity date three (3) years after the date of issuance (the "Maturity Date"). The Company promises to pay to the Purchaser the Principle, if any remains unconverted, with interest at five (5%) percent per annum, in cash or shares of Common Stock at the Conversion Price at the discretion of the Company on the Maturity Date. Such loan shall occur on the Closing Date and shall accrue interest from the Closing Date. The form of such Debenture is annexed hereto as Exhibit A.

            2.3 WARRANTS ISSUABLE UPON CLOSING. The Purchaser shall receive a pro rata portion of warrants to purchase a total of Thirty-Five Thousand, Seven Hundred Ten (35,710) Shares of the Company's Common Stock, for each Two Million Five Hundred Thousand (US$2,500,000) Dollars principle amount of Debentures purchased as per the terms of a separate Stock Purchase Warrant, the form of which is attached hereto as Exhibit B.

            2.4 TIME AND PLACE OF CLOSINGS. The Closings shall be held at the offices of Sheldon E. Goldstein, P.C. ("Escrow Agent"), 65 Broadway, 10th Fl., New York, NY 10006, on the Closing Date.

            2.5 PAYMENT AND DELIVERY. At or prior to the Closing, the following shall occur:

                  (a) Purchaser shall remit by wire transfer the Purchase Price to Escrow Agent as per the separate Escrow Agreement (Exhibit C), which shall be executed and delivered by the parties contemporaneously with this Agreement, as payment in full for the Debenture.

                  (b) Company shall deliver o cause to be delivered to Escrow Agent original Debentures and Warrants, substantially in the form set forth in Exhibits A and B hereto, bearing the original signatures of an authorized officer of the Company.

                  (c) Wire instructions for Sheldon E. Goldstein, P.C., as follows:
                  Chase Manhattan Bank, N.A.
                  ABA #021000021
                  For the Account of
                  United  States Trust Company of New York
                  Account #920-1-073195

                  In Favor of
                  Sheldon E. Goldstein, P.C. Attorney Trust Account Account #59-02347

         Section 2.6.  CLOSINGS.  At the closings, the following shall occur:

                  (a) The Escrow Agent shall deliver the Purchase Price and the Debenture in accordance with the terms of the Escrow Agreement.

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



                  (b) The Company shall cause the legal opinion required pursuant to the terms of Section 3.16 hereof to be executed and delivered to the Purchaser.

                  (c) The Company and Purchaser shall execute and deliver the Registration Rights Agreement in the form of Exhibit D attached hereto.

            Section 3. General Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof.

            3.1 ORGANIZATION; QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

            3.2 CAPITALIZATION AND CONVERSION. The authorized capital stock of the Company consists of 24,000,000 Shares of Common Stock, $.01 par value, and 1,000,000 Shares of Preferred Stock, of which 5,208,750 shares of Common Stock and no shares of Preferred Stock have been issued. All issued and outstanding Shares of Common Stock have been duly authorized and validly issued and are fully paid and nonasessable. As of the Closing Date, the Company had reserved from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock for issuance upon conversion of the aggregate principle of the Debenture. Each such conversion shall reduce the principle amount owing on the Debenture by the amount stated in the Notice of Conversion (Exhibit E) and will be reflected in a Convertible Debenture Principle Reduction Schedule signed by an authorized officer of the Company.

            3.3 AUTHORIZATION. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execute on, delivery and performance of this Agreement and the Debenture by the Company, the authorization, sale, issuance and delivery of the Conversion Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.3 of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Conversion Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances except for those imposed by or on behalf of the Purchaser, its creditors or agents.

            3.4 NO CONFLICT. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation, and any amendments thereto, Bylaws and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets.

            3.5 ACCURACY OF REPORTS AND INFORMATION. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12 (g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on the NASDAQ National Small Cap Market.

            The Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Debenture (or for such shorter period that the Company has been required to file such material).

            3.6   SEC FILINGS/FULL  DISCLOSURE.  For a period of at least twelve
(12) months immediately preceding this offer and sale, or such shorter period that the Company has been required to file such Reports as defined herein, (i) none of the Company's filings with the Securities and Exchange Commission contain any untrue statement f a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and
(ii) the Company has timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

            There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by the Company or disclosed in writing to the Purchaser which (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

            3.7 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the Reports (as hereinafter defined) or as incurred in the ordinary course of business after the date of the Reports.

            3.8 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Debenture, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement for the purpose of registering the Common Stock underlying the Debenture.

            3.9 INTELLECTUAL PROPERTY RIGHTS. Except as disclosed in the Form 10-Ks, Form 10-Qs and Form 8-Ks filed by the Company for a period of at least twelve (12) months immediately preceding this offer, or such shorter period that the Company has been required to file such Reports as defined herein (the "Reports"), the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as presently conducted. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

            3.10 MATERIAL CONTRACTS. Except as set forth in the Reports, the material agreements to which the Company is a party described in t e Reports are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

            3.11 LITIGATION. Except as disclosed in the Reports, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate which will materially effect the Company.

            3.12 TITLE TO ASSETS. Except as is required to be set forth in the Reports, the Company has good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

            3.13 SUBSIDIARIES. Except as disclosed in the Reports and the financial statements, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

            3.14 REQUIRED GOVERNMENTAL PERMITS. The Company is in possession of and operating in material compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

            3.15 LISTING. The Company will maintain the listing of its Common Stock on the NASDAQ National Small Cap Market or other organized United States Markets or Quotron System.

            3.16 OTHER OUTSTANDING SECURITIES. Except as disclosed in the Reports, there are no other material outstanding debt or equity securities presently convertible into Common Stock.

            3.17 RIGHT OF FIRST REFUSAL. In the event the Company wishes to obtain further private financing (debt or equity) within the twelve (12) month period following the Closing date, the Purchasers shall have the right of first refusal to participate on a pro rata basis in such offering under the Company's terms and conditions and shall have three (3) business days to reply in writing after receipt of such written notice from the Company. In the event such writing is not received by the Company within this period, this will be deemed a refusal by the Purchasers.

            3.18 LEGAL OPINION. Purchaser shall, upon the purchase of the Debenture, receive an opinion letter from counsel to the Company, and the Company represents that it will immediately obtain such an opinion from counsel to the Company to the effect that:

                  (i) The Company is duly incorporated and validly existing under the laws and jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

                  (ii) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company.

                  (iii) The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  (iv) There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

                  (v) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  (vi) The Debentures which shall be issued at the closing are properly issued under the Company's state of incorporation.

                  (vii) The Purchase Agreement, the issuance of the Debentures, Warrants and the issuance of Common Stock upon conversion of the Debentures and exercise of the Warrants, have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                  (viii)The issuance of the Debentures will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

                  (ix) Assuming the accuracy of the representations and warranties of the Company and the Purchaser set forth in the 5% Convertible Debenture Purchase Agreement, the offer, issuance and sale of the Debentures, Warrants, Conversion Shares and the Warrant Shares to be issued upon exercise to the Purchaser pursuant to the 5% Convertible Debenture Purchase Agreement are exempt from the registration requirements of the Securities Act.

            3.19  DILUTION.   The  Company  is  aware  and   acknowledges   that
conversion of the Debentures could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.














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            Section  4.   REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  THE
PURCHASER. The Purchaser represents and warrants to, and covenants with, the Company that the following are true and correct as of the date hereof and as of the Closing Date.

            4.1 AUTHORITY. The Purchaser has all requisite right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Purchaser, its directors, shareholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement, and the purchase of the Debentures and Warrants as well as their respective conversion and exercise, and the performance of the Purchaser's obligations hereunder, has been taken. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.3 of this Agreement.

            4.2 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company, including the Reports, to reach an informed and knowledgeable decision to acquire

the  Debentures  and  Warrants.   Purchaser  has  such  business  and  financial
experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Debentures and Warrants.

            4.3 INVESTMENT INTENT. Without limiting its ability to resell the underlying Common Stock pursuant to an effective registration statement, Purchaser represents that it is purchasing the Debentures and Warrants for its own account as principle for investment purposes, and not with a view to a distribution. Purchaser understands that its acquisition of the Debentures and Warrants have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) any of the Debentures, Warrants or the underlying Common Stock, except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

            4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that the Debentures, Warrants or the Conversion Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the Debentures, Warrants and, if converted or exercised as the case may be, the Conversion Shares and Shares underlying the Warrants will be imprinted with a legend that prohibits the transfer of such securities unless (i) it is registered or such registration is not required pursuant to an exemption therefrom, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

            4.5 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Debentures and Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Debentures and the Warrants.

            4.6 PURCHASER REVIEW. Purchaser hereby represents and warrants that the Purchaser has carefully examined the Reports, and the financial statements contained therein. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company, the Debenture and the Warrants. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Company contained in this Agreement.

            4.7 RESTRICTIONS ON CONVERSION OF DEBENTURE. The Purchaser or any subsequent holder of the Debenture (the "Holder") shall be prohibited from converting any portion of the Debenture which would result in the Purchaser or the Holder being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of 4.99% or more of the then issued and outstanding Common Stock of the Company.

            4.8 CERTAIN RISKS. The Purchaser recognizes that the purchase of the Debentures, Warrants and the Conversion Shares and shares underlying the Warrants involves a high degree of risk in that:


            (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Debentures, Warrants and the respective underlying securities;

            (ii)  a purchaser may not be able to liquidate its investment;

            (iii) transferability of the Debentures, Warrants and Conversion Shares and shares underlying the Warrants is extremely limited;

            (iv) in the event of disposition, Purchaser could sustain the loss of its entire investment;

            (v) the Debentures represent non-voting securities, which have the right to convert into and purchase shares of voting equity securities in a corporate entity;

            (vi) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof;

            (vii) while the Common Stock is presently quoted and traded on the NASDAQ National Small Cap Market and while the Purchasers are beneficiaries of certain registration rights provided herein, the Debentures, Warrants and the Conversion Shares and the shares underlying the Warrants:

            (a) are not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described below; and

            (b) are not quoted, traded or listed for trading or quotation on the NASDAQ National Small Cap Market, or any other organized market or quotation system, and there is therefore no present public or other market for such Debentures or Warrants, nor can there be any assurance that the Common Stock will continue to be quoted, traded or listed for trading or quotation on the NASDAQ National Small Cap Market or on any other organized market or quotation system.

4.9 NO REGISTRATION, REVIEW OR APPROVAL. The Purchaser acknowledges and understand that the limited private offering and sale of the Debentures, Warrants and the Conversion Shares pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "blue sky" laws, rules or regulations of any state. The Purchaser acknowledges, understands and agrees that the Debentures, Warrants and the Conversion Shares are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or
Section 4(2) of such Act and Regulation D promulgated under such Act, and (ii) a similar exemption to the registration provisions of applicable state securities laws.

            Section 5. CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE. The Company understands that the Purchaser's obligation to purchase the Debenture is conditioned upon:

                  (a)  Acceptance  by  Purchaser  of  this  Debenture   Purchase
Agreement for the purchase of the Debenture, as evidenced by the execution of this Agreement by its authorized officers;

                  (b) Delivery of the Debentures and Warrants into Escrow;

                  (c) Delivery of legal opinion as required by this Agreement;

                  (d)Execution and delivery by the Company of the Escrow Agreement and the Registration Rights Agreement in the form of Exhibits C and D attached hereto.

            Section 6. CONDITIONS TO COMPANY'S OBLIGATION TO SELL. Purchaser understands that the Company's obligation to sell the Debenture is conditioned upon:

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


                  (a)The receipt and acceptance by the Company of this Debenture Purchase Agreement for the Debenture as evidenced by execution of this Debenture Purchase Agreement by the President or any Vice President of the Purchaser; and

                  (b) Delivery into escrow by Purchaser of good funds as payment in full for the purchase of the Debenture.

                  (c) Execution and delivery by the Purchaser of the Escrow Agent and the Registration Rights Agreement in the form of Exhibits C and D.

            Section 7.  COMPLIANCE WITH THE SECURITIES ACT.

            7.1 REGISTRATION RIGHTS AGREEMENT. The parties will enter into a Registration Rights Agreement, annexed hereto as Exhibit D.

            7.2 UNDERWRITER. The Company understands that the Purchaser disclaims being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter"), but Purchaser being deemed an Underwriter shall not relieve the Company of any obligation it has hereunder, except as may be required by law.

            7.3 INDEMNIFICATION. Each of the Company and the Purchaser agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

            7.4 INFORMATION AVAILABLE. So long as any registration statement is effective covering the resale of the Common Stock underlying the Debenture, the Company will furnish to Purchaser:

                  (a) as soon as possible after available (but in the case of the Company's Annual Report to Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a national firm of certified public accountants); (ii) each of its Quarterly Reports to Stockholders, and its Quarterly Reports on Form 10-Q; and
(iii) a full copy of the registration statement covering the Conversion Shares (the foregoing, in each case, including exhibits); and

                  (b) upon the reasonable request of Purchaser, such other information that is generally available to the public.

            7.5 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Underlying Shares to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                  (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                  (c) to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any of the Underlying Shares without registration.

            7.6 TEMPORARY CESSATION OF OFFERS AND SALES BY PURCHASER. The Purchaser acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. Purchaser hereby covenants that it will not sell any Common Stock pursuant to said prospectus during a period of not more than 20 days commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended.

            7.7 TRANSFER OF COMMON STOCK AFTER REGISTRATION. Purchaser hereby covenants with the Company not to make any sale of the Common Stock except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144.

            7.8 TERMINATION OF OBLIGATIONS. The obligations of the Company pursuant to the Registration Rights Agreement shall cease and terminate upon the earlier to occur of (i) such time as all of the Common Stock have been re-sold, or (ii) such time as all of the Common Stock may be re-sold in any three-month period pursuant to Rule 144 under the Securities Act.


            7.9 LEGEND. The certificate or certificates representing the Debentures, Warrants and, upon conversion, the Conversion Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, such legend to be substantially as follows:

            "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH

      REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

Such securities shall also include any legends required by any applicable state securities laws.


With respect to the Conversion Shares and the shares underlying the Warrants, the legend(s) shall be removed and the Company shall issue a replacement certificate without such legend to the holder of such certificate if such holder provides to the Company an opinion of counsel reasonably acceptable to the Company, to the effect that a public sale, transfer or assignment of such stock may be made without registration.

         7.10 PERMISSIVE REDEMPTION. The Company has the right to redeem the Debentures, in whole or in part, in cash at one hundred twenty (120%) percent of the outstanding principle amount of the Debenture, for any Debenture for which a Notice of Conversion has not been sent. Upon notice of its right to redeem the Debenture the Company shall wire transfer the appropriate amount of funds into an escrow account mutually agreed upon by both Company and Purchaser within three (3) business days of such notice. Additionally, if after the passage of three (3) business days from the receipt by the Purchaser of the notice of the Company's right to redeem the Debenture, and the time funds are to be received by the escrow agent, the Company has not deposited into escrow the appropriate amount of funds to redeem the Debenture, the Company shall pay to the Purchaser an amount equal to five (5%) percent per month of the outstanding principle amount on a pro rata basis in cash. After the escrow agent is in receipt of such funds, he shall notify the Purchaser to surrender the appropriate amount of Debenture. If after three (3) business days from the date the notice of redemption is received by the Purchaser the funds have not been received by the escrow agent, then the Purchaser shall again have the right to convert the Debenture and the Company shall have the right to redeem the Debenture but only upon simultaneously sending a notice of redemption to the Purchaser and wire transferring the appropriate amount of funds.

            Section 8. LEGAL FEES AND EXPENSES. Except as provided in the Escrow Agreement, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

            Section 9. NOTICE OF CONVERSION. Conversion of the Debenture to Common Stock may be exercised in whole or in part by Purchasers telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit E) to the Company and delivering the original Notice of Conversion and the certificate representing the Debenture to the Company by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Common Stock issuable upon conversion of all or any part of the Debenture (together with the certificates representing portions of the Debenture not so converted) to the Purchaser via express courier within five (5) business days after the Company has received the original Notice of Conversion and Debenture certificate being so converted. In addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such five
(5) business day period, the Purchaser will be entitled to revoke the relevant Notice of Conversion by delivering by telecopier with an original by overnight courier a notice to such effect to the Company whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to the delivery of the Notice of Conversion. Upon receipt of such Notice the Company shall return by overnight courier the original certificate representing the Debenture. The Notice of Conversion and certificate representing the portion of the Debenture converted shall be delivered as follows:

                   To the Company:

               Hirel Holdings, Inc.
               650 Southwest 16th Terrace
               Pompano Beach, FL  33069
               Attn: Vincent Montelione, CEO
               (tele)  (954) 942-5390
               (fax)  (954) 942-4638

or to such other person at such other place as the Company shall designate to the Purchaser in writing.

         In the event that the Common Stock issuable upon conversion of the Debenture is not delivered within five (5) business days of receipt by the Company of a valid Conversion Notice and the Debenture to be converted (such date of receipt referred to as the "Conversion Date"), the Company shall pay to the Purchaser, by wire transfer, as liquidated damages for such failure and not as a penalty, for each $100,000 of Debenture sought to be converted, $500 for each of the first ten (10) days, and $1,000 per day thereafter that the Conversion Shares are not delivered, which penalty shall run from the sixth business day after the Conversion Date.

            Section 10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, and shall be deemed given when so mailed:

      (a)         if to the Company, to

                     Hirel Holdings, Inc.
                     650 Southwest 16th Terrace
                     Pompano Beach, FL  33069
                     Attn: Vincent Montelione, CEO
                     (tele)  (954) 942-5390
                     (fax)  (954) 942-4638
                       copy to:

                     Atlas, Pearlman, Trop & Borkson, P.A.
                     200 East Las Olas Blvd
                     Fort Lauderdale, FL  33301
                     Attn: Roxanne K. Beilly, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

      (b)         if to the Purchaser, to





                     (tele)
                     (fax)

                     copy to:

                     Sheldon E. Goldstein, P.C.
                     65 Broadway, 10th Fl.
                     New York, NY  10006
                     (tele) (212) 809-4220
                     (fax)  (212) 809-4228

or at such other address or addresses as may have been furnished to the Company in writing; or

                  (c) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

            Section 11.  MISCELLANEOUS.

            11.1 ENTIRE AGREEMENT. This Agreement, including all Exhibits embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

            11.2 AMENDMENTS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by Purchaser.

            11.3 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            11.4 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            11.5 GOVERNING LAW/JURISDICTION. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the 1933 Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal district court for the Southern District of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if either party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            11.6 RECOVERY OF ATTORNEY'S FEES. Should any party bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Company, and if the Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchasers.

            11.7 FEES. The Company acknowledges that Purchaser shall have no responsibility for the payment of any of its fees in connection with this offering.

            11.8 COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

            11.9 PUBLICITY. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

            11.10 SURVIVAL. The representations and warranties in this Agreement shall survive Closing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


      HIREL HOLDINGS, INC.



                                    By___________________________
                                         Officer

                                       PURCHASER:

                                       _____________________________



                                       By___________________________
                                         Officer

                                                         EXHIBIT A

No. __                                                           $_________ USD


                             HIREL HOLDINGS, INC.

                      $2,500,000 5% Convertible Debenture


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY.


THIS DEBENTURE is one of a duly authorized issue of Debentures of HIREL HOLDINGS, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "ISSUER") issued June __, 1997, designated as its Five (5%) Percent Convertible Debenture due June __, 2000, in an aggregate face amount not exceeding Two Million, Five Hundred Thousand (USD$2,500,000) Dollars, issuable in One Hundred Thousand ($100,000) Dollars par value face amounts.

               FOR VALUE RECEIVED, the ISSUER promises to pay to



the registered holder hereof and its successors and assigns (the "HOLDER"), the principle sum of:


                            United States Dollars,

on June __, 2000 (the "Maturity Date"), and to pay interest, as outlined below, at the rate of 5% per annum, on the principle sum outstanding from time to time for the term of the Debenture or until the Debenture is completely converted. Accrual of Interest shall commence on the first business day to occur after the date hereof and shall continue until payment in full of the principle sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Issuer regarding registration and transfers of the Debenture (the "Debenture Register"), provided, however, that the ISSUER'S obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the 5% Convertible Debenture Purchase Agreement dated as of June __, 1997 between the ISSUER and HOLDER (the "Agreement"). Except upon an event of default, the principle of, and interest on, this Debenture are payable only in cash or Conversion Shares (as defined in this Agreement) at the discretion at the Company, at the address last appearing on the Debenture register of the ISSUER as designated in writing by the Holder hereof from time to time. The ISSUER will pay the principle of and all accrued and unpaid interest due upon this Debenture on the Maturity Date in cash or Conversion Shares at the Conversion Price, less any amounts required by law to be deducted or withheld, to the Holder at the last address on the Debenture Register. Such payment shall constitute a payment of principle and interest hereunder and shall satisfy and discharge the liability for principle and interest on the Debenture to the extent of the sum represented by such check plus any amounts so deducted.

The Debenture is subject to the following additional provisions:

            1. The Debenture is exchangeable for like Debentures in equal aggregate principle amount of authorized denominations, as requested by the HOLDERS surrendering the same. No service charge will be made for such registration or transfer or exchange.

            2. The ISSUER shall be entitled to withhold from all payments of principle of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States Income Tax or other applicable laws at the time of such payments.

            3. This Debenture has been issued subject to investment representations of the original HOLDER hereof and may be transferred or exchanged in the US only in compliance with Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to the due presentment for such transfer of this Debenture, the ISSUER and any agent of the ISSUER may treat the person in whose name this Debenture is duly registered on the ISSUER'S Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this debenture is overdue, and neither the ISSUER nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original HOLDER by the same representations and terms described herein and under the Agreement.

            4. The Holder is entitled, at its option, to convert this Debenture in accordance with the terms and conditions contained in the 5% Convertible Debenture Purchase Agreement, dated as of June __, 1997 between the ISSUER and HOLDER.

            No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the ISSUER.

The Conversion Price shall be equitably adjusted accordingly on a pro rata basis in the event of the happening of certain events that would affect the Common Stock or the Convertible Debenture's value including, but not limited to, forward and reverse splits, dividend payment on shares, subdivision of shares, combinations, reclassifications, issuance of rights, warrants, options or the like. An adjustment made pursuant to this section shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such an event.

            5. No provision of this Debenture shall alter or impair the obligation of the ISSUER, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principle of, and interest on this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

            6. The ISSUER hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

            7. The ISSUER agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due or exercising the conversion rights under this Debenture.

            If one or more of the following described "Events of Default" shall occur,

                  a. Any of the representations or warranties made by the ISSUER herein, or in the Agreement shall have been incorrect when made in any material respect; or

                  b. The ISSUER shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the ISSUER under this Debenture and such failure shall continued uncured for a period of seven (7) days after notice from the Holder of such failure; or

                  c. A trustee, liquidator or receiver shall be appointed for the ISSUER or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

                  d. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the ISSUER and shall not be dismissed within thirty (30) calendar days thereafter; or


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


                  e. Bankruptcy reorganization, Insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief or debtors shall be instituted by or against the ISSUER, and if instituted against the ISSUER, ISSUER shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                  f. The ISSUER'S Common Stock is delisted from trading on NASDAQ National Small Cap Market unless it is thereupon admitted to trading on a national stock exchange.

      Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the HOLDER (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the HOLDER and in the HOLDER'S sole discretion, the HOLDER may consider this Debenture immediately due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and HOLDER may immediately, and without expiration of any period of grace, enforce any and all of the HOLDER'S rights and remedies provided herein or any other rights or remedies afforded by law.

            8. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

            9. This Debenture and the Agreement referred to in this Debenture constitute the full and entire understanding and agreement between the ISSUER and HOLDER with respect hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the ISSUER and the HOLDER. Any Capitalized terms shall have the same meaning as defined in the Agreement. In the event of any inconsistencies between this Debenture and the Agreement, the Agreement shall control.

            10.   This   Debenture   shall  be  governed  by  and  construed  in
accordance with the laws of the State of New York.

            11. Notwithstanding anything to the contrary herein contained, Holder shall be prohibited from converting any portion of the Debenture which would result in the Holder being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of 4.99% or more of the then issued and outstanding Common Stock of the Company.







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



IN WITNESS WHEREOF, the ISSUER has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                          HIREL HOLDINGS, INC.



                                          By_______________________________
                                            Name:
                                            Title:
                                            Date:







































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


                                                                     EXHIBIT B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


NO. __________                                          WARRANT TO PURCHASE
                                                            ________ SHARES OF
                                                                  COMMON STOCK

                             WARRANT TO PURCHASE
                                 COMMON STOCK
                                      OF
                             HIREL HOLDINGS, INC.


            This      certifies       that,       for      value       received,
___________________________________ or its registered assigns (collectively, the "Holder"), is entitled to purchase from Hirel Holdings, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions set forth below, at any time on or after 9:00 A.M., Eastern time, on the Exercise Date (as defined below) of this Warrant, and before 5:00 P.M., Eastern time, on the Expiration Date (as defined below), the number of fully paid and nonassessable shares of common stock, $.01 par value, of the Company ("Common Stock") stated above at the Purchase Price (as defined below). The Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided below.

                                  ARTICLE I

                                 DEFINITIONS

         Section 1.1. (1) The term "Agreement" as used in this Warrant means the 5% Convertible Debenture Purchase Agreement entered into by the parities of which this Warrant is an Exhibit.











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


            (2) The term "Business Day" as used in this Warrant means a day other than a Saturday, Sunday or other day on which national banking associations whose principle offices are located in the State of Florida are authorized by law to remain closed.

            (3) The term "Expiration Date" as used in this Warrant means the date of expiration of the thirty-six (36) month period immediately after the Exercise Date (as defined in Section 2.1 hereof), or, if that day is not a Business Day, as defined above, at or before 5:00 P.M., New York City time, on the next following Business Day.

            (4) The terms "Exercise Date" or "Closing Date" as used in this Warrant means the date of issuance of this Warrant.

            (5) The term "Purchase Price" as used in this Warrant means One Hundred Twenty-Five (125%) percent of the market price (as determined in the Agreement) per Warrant Share (as defined below), as may be adjusted pursuant to the terms of Article III hereof.

            (6) The term "Warrant" as used in this Warrant means this Warrant and Warrants of like tenor to purchase up to ________________ Warrant Shares (as defined below).

            (7) The term "Warrant Shares" as used in this Warrant means the shares of Common Stock or other securities issuable upon exercise of the Warrants.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         Section 2.1. This Warrant may be exercised at any time after 9:00 A.M., Eastern time on the Exercise Date, and before 5:00 P.M., Eastern time, on the Expiration Date.

         Section 2.2. (a) The Holder may exercise this Warrant in whole or in part (but not in denominations of fewer than 1,000 Warrant Shares except upon an exercise of the Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise) by surrender of this Warrant, with the Purchase Form (attached hereto) duly executed, to the Company at its corporate office in Pompano Beach, Florida, together with the applicable Purchase Price of each Warrant Share being purchased in lawful money of the United States, or by certified check or official bank check payable in United States dollars to the order of the Company, subject to compliance with all the other conditions set forth in this Warrant.

            (b) Upon receipt of this Warrant with the Purchase Form duly executed and accompanied by payment of the aggregate Purchase Price for the







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


shares of Common Stock for which this Warrant is being exercised, the Company shall cause to be issued certificates for the total number of whole shares (as provided in Section 3.2) of Common Stock for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company will promptly deliver those certificates to the Holder.

            (c) If the Holder exercises this Warrant with respect to fewer than all the shares of Common Stock that may be purchased by exercise of this Warrant, the Company will execute a new Warrant for the balance of the shares of Common Stock that may be purchased by exercise of this Warrant and deliver that new Warrant to the Holder.

            (d) The Company covenants and agrees that it will pay when due any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Warrant Shares upon the exercise of this Warrant other than income or similar taxes of any kind imposed upon the Holder of this Warrant. The Company will not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of Warrant Shares in a name other than that of the Holder at the time of surrender, and until the payment of any such tax, the Company will not be required to transfer this Warrant or issue the Warrant Shares which are subject to the tax.

                                   ARTICLE III

                      ADJUSTMENT OF PURCHASE PRICE, NUMBER
                         OF SHARES OR NUMBER OF WARRANTS

         Section 3.1. The Purchase Price, the number and type of securities issuable on exercise of this Warrant and the number of Warrants outstanding are subject to adjustment from time to time as follows:

            (a) If the Company issues any shares of its Common Stock as a dividend on its Common Stock, the Purchase Price then in effect will be proportionately reduced at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive the dividend or other distribution. For example, if the Company distributes one share of Common Stock as a dividend on each outstanding share of Common Stock the Purchase Price would be reduced by 50%. If the Company issues as a dividend on its Common Stock any securities which are convertible into, or exchangeable for, shares of its Common Stock, such dividend will be treated as a dividend of the Common Stock into which the securities may be converted, or for which they may be exchanged, and the Purchase Price shall be proportionately reduced.

            (b) If the outstanding shares of Common Stock are subdivided into a greater number of shares of Common Stock, then the Purchase Price will be proportionately reduced at the opening of business on the day following the day when the subdivision becomes effective, and if the outstanding shares of the Common Stock are combined into a smaller number of shares of Common Stock, the Purchase Price will be proportionately increased at the opening of business on the day following the day when the combination becomes effective.

            (c) If by reason of a merger, consolidation, reclassification or similar corporate event, the holders of the Common Stock receive securities or assets other than Common Stock, upon exercise of this Warrant after that corporate event, the Holder of this Warrant will be entitled to receive the securities or assets the Holder would have received if the Holder had exercised this Warrant immediately before the first such corporate event and not disposed of the securities or assets received as a result of that or any subsequent corporate event.

         Section 3.2. Upon each adjustment of the applicable Purchase Price pursuant to Section 3.1 hereof, this Warrant will, after the adjustment, evidence the right to purchase, at the adjusted Purchase Price, the number of shares (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares issuable on exercise of this Warrant immediately prior to the adjustment by the Purchase Price in effect immediately prior to the adjustment and (ii) dividing the resulting product by the Purchase Price in effect immediately after the adjustment. However, the Company will not be required to issue a fractional share or to make any payment in lieu of issuing a fractional share.

         Section 3.3. Whenever the Purchase Price or the number of shares or type of securities issuable on exercise of this Warrant is adjusted as provided in this Article III, the Company will compute the adjusted Purchase Price and the adjusted number of Warrant Shares and will prepare a certificate signed by its President or any Vice President, and by its Treasurer or Secretary setting forth the adjusted Purchase Price and the adjusted number of Warrant Shares and showing in reasonable detail the facts upon which the adjustments were based and mail a copy of that certificate to the Holder.

         Section  3.4.  If at any time  when this  Warrant  is  outstanding  the
Company:

            (a) declares a dividend (or authorizes any other distribution) on its Common Stock payable otherwise than in cash out of its undistributed net income;

            (b) authorizes the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of its capital stock or assets;

            (c) authorizes a reclassification, split or combination of the Common Stock, or a consolidation or merger to which the Company is a party or a sale or transfer of all or substantially all the assets of the Company; or

            (d) authorizes a voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company will mail written notice of such action to the Holder at least 20 days prior to the record date, or other date, for determining the shareholders entitled to receive the dividend, distribution or rights, or the securities or other property deliverable as a result of such action.

         Section 3.5. The form of this Warrant need not be changed because of any change in the Purchase Price or in the number of Warrant Shares, and Warrants issued after that change may continue to describe the Purchase Price and the number of Warrant Shares which were described in this Warrant as initially issued.

         Section 3.6. Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Stock, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Purchase Price.

                                  ARTICLE IV

                         OTHER PROVISIONS RELATING TO
                           RIGHTS OF WARRANT HOLDER

         Section 4.1. If this Warrant is duly exercised, the Holder will for all purposes be deemed to become the holder of record of the Warrant Shares as to which this Warrant is exercised on, and the certificate for such shares will be dated the date this Warrant is surrendered for exercise and the Purchase Price paid in accordance with Section 2.2 hereof, except that if that date is not a Business Day, the Holder will be deemed to become the record holder of the Warrant Shares on, and the certificate will be dated the next succeeding Business Day. The Holder will not be entitled to any rights as a holder of the Warrant Shares, including the right to vote and to receive dividends, until the Holder becomes or is deemed to become the holder of such shares pursuant to the terms hereof.

         Section 4.2. (a) The Company covenants and agrees that it will at all times reserve and keep available for the exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to permit the exercise in full of this Warrant.

            (b) Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall use its reasonable best efforts to cause those shares to be authorized for listing, to the extent not previously authorized for listing, on any securities exchange or trading system upon which the Common Stock is then listed.

            (c) The Company covenants that all shares of Common Stock issued upon exercise of this Warrant and against payment of the Purchase Price will be validly issued, fully paid and nonassessable.

         Section 4.3. Notices to the Holder relating to this Warrant will be effective on the earliest of actual receipt or the third business day after mailing by first class mail (which shall be certified or registered, return receipt requested), postage prepaid, addressed to the Warrant Holder at the address shown on the books of the Company.

         Section 4.4. The Holder of this Warrant shall have the right to include all of the shares of Common Stock underlying this Warrant (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing. Holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; PROVIDED, HOWEVER, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred eighty (180) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering.








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

                                  ARTICLE V
                         TREATMENT OF WARRANT HOLDER

         Section 5.1. Prior to presentation of this Warrant for registration of transfer, the Company may treat the Holder for all purposes as the owner of this Warrant and the Company will not be affected by any notice to the contrary.

                                  ARTICLE VI

                COMBINATION, EXCHANGE AND TRANSFER OF WARRANTS

         Section 6.1. Any transfer permitted under this Warrant will be made by surrender of this Warrant to the Company at its principle office with the Form of Assignment (attached hereto) duly executed and funds sufficient to pay any transfer tax. In such event the Company will, without charge, execute and deliver a new Warrant to and in the name of the assignee named in the instrument of assignment and this Warrant will promptly be canceled, and if the assignor does not transfer all of its Warrants hereunder, the Company will execute and deliver a new Warrant to and in the name of the assignor representing the remaining Warrants held by the assignor.

         Section 6.2. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation of them at the principle office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

         Section 6.3. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of the mutilated Warrant, the Company will execute and deliver a new Warrant bearing the same terms and date as the lost, stolen or destroyed Warrant, which will thereupon become void.

                                 ARTICLE VII

                REGISTRATION UNDER THE SECURITIES ACT OF 1933

         Section 7.1. The Company will file, as soon as practicable but in any event within 90 days after the Closing Date (the date on which the 90-day period expires being hereinafter referred to as the "Filing Date"), a shelf registration statement (the "Registration Statement") on Form S-3 or other applicable form covering the issuance of the warrants and the shares of Common Stock issuable upon exercise of the Warrant granted hereunder and thereafter shall use its best efforts to cause the Registration Statement to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period of three (3) years from the Closing Date.

         In the event the Registration Statement to be filed by the Company is not declared effective by the Commission for any reason by the Filing Date, then the terms of the Agreement shall control.

         The Company shall cooperate with the Holder in connection with the qualification of the Warrant Shares under the securities and Blue Sky laws of such jurisdictions as the Holder may request; PROVIDED, HOWEVER, that neither the Company nor its subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified.

         Section 7.2. With respect to the Registration Statement, all fees, costs and expenses of and incidental to such registration shall be borne by the Company. Notwithstanding the foregoing, the fees and expenses of counsel and accountants for the Holder shall be borne by the Holder.

         Section 7.3. (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder and each officer, director and agent of the Holder and each person who controls the Holder within the meaning of the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, expenses, damages or liabilities (including reasonable attorneys fees), joint or several, to which the Holder or controlling person become subject under the Securities Act, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein which is utilized, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information relating to the Holder furnished in writing to the Company by the Holder or such controlling person.

            (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company and each officer, director and agent of the Company and each person who controls the Company or underwriter within the meaning of the Securities Act and the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company, against all losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which the Company or such officer or director or controlling person become subject under the Securities Act, but only insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made in reliance on and in conformity with information relating to the Holder furnished in writing to the Company expressly for use in the Registration Statement. The Holder's liability shall in no event exceed the gross proceeds received by the Holder in connection with the sale of the Warrant and the Warrant Shares.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof; provided, however, that any failure to give such notice will not waive any rights of the indemnified party except to the extent the rights of the indemnified party are materially prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) If the indemnification provided for in this Section 7.3 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, expenses, damages or liabilities or actions in respect thereof, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, expenses, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other, in connection with





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the  statements or omissions  which resulted in such losses,  claims,  expenses, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any required notice. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any affiliate thereof, on the one hand, or the Holder or any affiliate thereof, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or present such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.3(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.3(d). The amount paid or payable by an indemnified party as a result of the losses, claims, expenses, damages, liabilities or actions in respect thereof referred to above in this Section 7.3(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning. of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder's liability shall in no event exceed the gross proceeds received by the Holder in connection with the sale of the Warrant Shares.

                                 ARTICLE VIII

                                OTHER MATTERS

         Section 8.1. (a) This Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows:
(i) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto, and then only against receipt of an agreement of such person to comply with the provisions of this Section 8.1(a) with respect to any resale or other disposition of such securities; or (ii) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

            (b) Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any of the Warrant and the issuance of any of the Warrant Shares, all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

                  THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE

            DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE ISSUER IS OBTAINED
            STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         Section 8.2. All the covenants and provisions of this Warrant by or for the benefit of the Company will bind and inure to the benefit of its successors and assigns.

         Section 8.3. All notices and other communications under this Warrant must be in writing. Any notice or communication to the Company will be effective upon the earlier of actual receipt or the third business day after mailing by first class mail (which shall be certified or registered, return receipt requested), postage prepaid, addressed (until another address is designated by the Company) as follows:

      Hirel Holdings, Inc.
      650 Southwest 16th Terrace
      Pompano Beach, FL  33069
      Attention: Vincent Montelione, CEO

         Any notice or demand authorized by this Warrant to be given or made by the Company to the Holder must be given in accordance with Section 4.3.

         Section 8.4. The validity, interpretation and performance of this Warrant will be governed by the laws of the State of New York. This Warrant shall be subject to the exclusive jurisdiction of the courts of the State of New York. The parties agree that any breach of any term or condition of this Warrant shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of New York for the purpose of resolving any disputes among the parties relating to this Warrant or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant, or any judgment entered by any court in respect hereof brought in the State of New York, and further irrevocably waive any claim that any suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum. Proceeding arising out of or relating to this Warrant, or any judgment entered by any court in respect hereof brought in the State of New York, and further irrevocably waive any claim that any suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum.

         Section 8.5. Nothing in this Warrant will give any person, corporation or other entity other than the Company and the Holder(s) any right or claim under this Warrant, and all agreements in this Warrant will be for the sole benefit of the Company, the Holder(s) and their respective successors.

         Section 8.6. The Article headings in this Warrant are for convenience only, are not part of this Warrant and will not affect the interpretation of its terms.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the ____ day of June, 1997.


                                       HIREL HOLDINGS, INC.



                                       By: ___________________________
                                       Name:
                                       Title:

                                PURCHASE FORM


                     To Be Executed By The Warrant Holder

                 To Exercise The Warrant In Whole Or In Part:

To:          Hirel Holdings, Inc.


             The undersigned (                            )

                    Please insert Social Security or other
                        identifying number of Holder

hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ___________________ shares of Common Stock of Hirel Holdings, Inc. in the amount of $__________ The undersigned requests that certificates for those shares of Common Stock be issued as follows:

      Name:

      Address:

      Deliver to:

      Address:

and that, if the number of shares of Common Stock is not all the shares of Common Stock purchasable by exercise of the Warrant, that a new Warrant for the balance of the shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

      Address:

      Date:

      Signature:

                              FORM OF ASSIGNMENT
                   (To Be Executed Only Upon An Assignment)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase ________ shares of Common Stock of Hirel Holdings, Inc. evidenced by the within Warrant.



      Signature



Signature Guaranteed:

                                                                  EXHIBIT C

                    CONVERTIBLE DEBENTURE ESCROW AGREEMENT


            THIS  AGREEMENT  is made  as of the  ____  day of  May,  1997 by and between HIREL HOLDINGS, INC., with its principle office at 650 Southwest 16th Terrace, Pompano Beach, FL 33069 (hereinafter the "Company"), ______________________________, with its principle office at
______________________________________________ (hereinafter the "Purchaser") and
SHELDON E. GOLDSTEIN, P.C., 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                             W I T N E S S E T H:

            WHEREAS, the Purchaser will be purchasing Debentures and Warrants (the "Securities") from the Company at a purchase price as set forth in a Convertible Debenture Purchase Agreement (the "Agreement") signed by the Company and Purchaser; and

            WHEREAS,   it  is  intended  that  the  purchase  of  Securities  be
consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

            WHEREAS, the Company has requested that the Escrow Agent hold the funds of Purchaser in escrow until the Escrow Agent has received the Securities. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's discretion immediately available funds to the Company's account and arrange for delivery of the Securities to Purchaser as per the Purchaser's instructions.

            NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1
                                   ---------

                              TERMS OF THE ESCROW
                              -------------------

            1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities.

            1.2 Upon Escrow Agent's receipt of funds into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.


            1.3 The Company, upon receipt of said notice and acceptance of Convertible Debenture Purchase Agreement, as evidenced by the Company's execution thereof, shall deliver to the Escrow Agent the Securities being purchased. Escrow Agent shall then communicate with the Company to confirm the validity of its issuance.

            1.4 Once Escrow Agent confirms the validity of the issuance of the Securities, he shall immediately wire that amount of funds necessary to purchase the Securities per the written instructions of the Company. The Company will furnish Escrow Agent with a "Net Letter" directing payment of legal and Escrow fees of one (1%) percent of the gross amount to Sheldon E. Goldstein, P.C.; and fees of placement agent J.W. Charles Securities in the amount of six (6%) percent of the gross amount in accordance with an engagement letter between the Company and J.W. Charles Securities, such fee shall be remitted to J.W. Charles Securities in accordance with wire instructions that will be sent to Escrow Agent from J.W. Charles Securities, with the net balance payable to the Company. Once the funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from the Purchaser.

            1.5 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should the Company or Purchaser attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Purchaser in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, its only duty, until receipt of notice from the Company and the Purchaser or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the funds. Upon receipt by the Escrow Agent of said notice from the Company and the Purchaser of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the funds, the Escrow Agent shall promptly thereafter transfer all of the funds held in escrow to said successor escrow agent. Immediately after said transfer, the Escrow Agent shall furnish the Company and the Purchaser with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Purchaser after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Purchaser to transfer the funds to a successor escrow agent or to return same to the respective parties.

            1.6 The Escrow Agent shall be reimbursed by the Company and the Purchaser for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

            1.7 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

            1.8 The Company and the Purchaser warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

                  (i) there is no  security  interest in the  Securities  or any part thereof;

                  (ii) no financing  statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                  (iii) the Escrow  Agent  shall have no  responsibility  at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

            1.9 The Escrow Agent has no liability hereunder to either party other than to hold the funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

                                   ARTICLE 2
                                   ---------

                                 MISCELLANEOUS
                                 -------------

            2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

            2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

       (a)     Hirel Holdings, Inc.
               650 Southwest 16th Terrace
               Pompano Beach, FL  33069
               Attn: Vincent Montelione, CEO
               (tele)  (954) 942-5390
               (fax)  (954) 942-4638


copy to:

               Atlas, Pearlman, Trop & Borkson, P.A.
               200 East Las Olas Blvd.
               Fort Lauderdale, FL  33301
               Attn: Roxanne K. Beilly, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

      (b)   if to the Purchaser, to





               (tele)
               (fax)

copy to:

               Sheldon E. Goldstein, P.C.
               65 Broadway, 10th Fl.
               New York, NY  10006
               (tele) (212) 809-4220
               (fax)  (212) 809-4228

            2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

            2.4 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

            2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

            2.6 The Company acknowledges and confirms that it is not being represented in a legal capacity by Sheldon E. Goldstein, P.C. and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

            2.7 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, existing out of, or relating in any way to, any provisions of this Agreement shall be brought through the American Arbitration Association at the designated locale of New York, New York.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____ day of June, 1997.


                                          HIREL HOLDINGS, INC.



                                          By___________________________
                                            Officer

                                       PURCHASER:




                                         By____________________________
                                           Officer

                                          SHELDON E. GOLDSTEIN, P.C.,
                                           ESCROW AGENT



                                          By___________________________
                                               Sheldon E. Goldstein

                                                                     EXHIBIT D

                        REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT, dated the ____ of June, 1997, between the person and/or entity whose name and address appears on the signature page attached hereto (individually a "Holder" or collectively with the holders of the other Securities issued pursuant to a Convertible Debenture Purchase Agreement of even date herewith, as defined below, the "Holders") and HIREL HOLDINGS, INC., a Delaware corporation having its principle place of business at 650 Southwest 16th Terrace, Pompano Beach, FL 33069.

            WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company, pursuant to a 5% Convertible Debenture Purchase Agreement dated the date hereof (the "Agreement"), an aggregate of up to Two Million, Five Hundred Thousand ($2,500,000) Dollars principle amount of Debentures (singularly the "Debenture" and collectively the "Debentures"); and

            WHEREAS, the Debenture is convertible into shares (the "Conversion Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"); and

            WHEREAS,   the   Company   desires  to  grant  to  the  Holders  the
registration rights set forth herein with respect to the Conversion Shares.

      NOW, THEREFORE, the parties hereto mutually agree as follows:

            Section 1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the Conversion Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

         Section 2. RESTRICTIONS ON TRANSFER. The Holder acknowledges and understands that prior to the registration of the Conversion Shares as provided herein, the Debenture and the Conversion Shares are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Debenture or Conversion Shares may be made by Holder in the absence of (i) an opinion of counsel reasonably satisfactory to the Company that such transfer may be made or (ii) a registration statement under the Securities Act is then in effect with respect thereto.

         Section 3.   REGISTRATION RIGHTS.

            (a) The Company shall prepare and file with the Securities and Exchange Commission ("SEC"), on one occasion, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a non- underwritten public offering and sale of the Registrable Securities under the Act. The number of Conversion Shares to be registered shall be One Million, Seventy-Seven Thousand, Three Hundred Seventy-Six (1,077,376) Shares.

            (b) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 3 hereof current under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) the second anniversary of the effective date of the Registration Statement.

            (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys'
fees) shall be borne by the Company. The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

            (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

            (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not declared effective by the SEC within ninety (90) days of the Closing Date, as defined in the Agreement, then the Company will pay Holder, as liquidated damages for such failure and not as a penalty, three (3%) percent of one half of the outstanding principle amount of this Debenture for the first month and one (1%) percent of one half of the principle amount of the Debenture for each month thereafter until the Company procures registration of the Common Stock underlying the Debenture (the "Conversion Shares"), provided, however, that if the registration statement is filed by July 31, 1997, the liquidated damages shall be two (2%) percent for each of the first month and one (1%) percent for each month thereafter until such time as the registration has been deemed effective.

            In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not declared effective by the SEC within one hundred twenty (120) days of the Closing Date as defined in the Agreement, then the Company will pay Holder, as liquidated damages from such failure and not as a penalty, three (3%) percent of the remainder of the outstanding principle amount of this Debenture for the first month and one (1%) percent of the outstanding principle amount of this Debenture for each month thereafter until the Company procures registration of the Conversion Shares.

            If the Company does not remit the damages to the Purchaser as set forth above, the Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Conversion Shares are not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Conversion Shares pursuant to this Section. The registration of the Conversion Shares pursuant to this provision shall not affect or limit Purchaser's other rights or remedies as set forth in this Agreement. Any payment pursuant to this
Section 3(e) shall be made either in cash or paid in additional shares of Common Stock in an amount equal to the total amount of the payment due hereunder divided by the average closing bid price of the Common Stock as reported by NASDAQ for the five (5) business days ending on the 90th and 120th day after the Closing Date.

         (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to this Section 3.

          Section 4. COOPERATION WITH COMPANY. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

         Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

         (a) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

         (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

         (c) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

         (d) use its best efforts to list such securities on NASDAQ or any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or NASDAQ;

         (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;







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


         (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         Section 6.  INDEMNIFICATION.

         (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof; arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement







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


thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this
Section 6(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

         Section 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


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


         Section 8. NOTICES. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery, or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a) If to the Holder, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Agreement.

         (b) If to the Company, at Hirel Holdings, Inc., 650 Southwest 16th Terrace, Pompano Beach, FL 33069, (tele) (954) 942-5390, (fax) (954) 942-4638, and a copy to Atlas, Pearlman, Trop & Borkson, P.A., 200 East Las Olas Blvd, Fort Lauderdale, FL 33301, Attn: Roxanne K. Beilly, Esq., or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

         Section 9. ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties. If requested by the Company, the Holder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

         Section  10.   COUNTERPARTS.   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 11. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 12. GOVERNING LAW, VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to its principles of conflicts of laws. Each of the parties hereto agrees that in the event of any dispute arising hereunder venue shall be New York, New York and each party hereby submits to the jurisdiction of the United States Federal Court in the Southern District of New York.

         Section 13. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

                                       HIREL HOLDINGS, INC.




                                       By:__________________________

                                       Name:
                                       Title:

                                       PURCHASER:




                                       By:__________________________
                                            Officer

                                                                     EXHIBIT E

                             NOTICE OF CONVERSION
       (To be Executed by the Registered Holder in order to Convert the
                           5% Convertible Debenture)

The undersigned hereby irrevocably elects to convert the below applicable portion of Debenture No. ____ into shares of common stock of HIREL HOLDINGS, INC. (the "Company") according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that

         i) All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Debenture shall be made pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), subject to any restrictions on sale or transfer set forth in the 5% Convertible Debenture Purchase Agreement between the Company and the original holder of the Certificate submitted herewith for conversion.


         ii) Upon conversion pursuant to this Notice of Conversion, the undersigned will not own or deemed to beneficially own (within the meaning of the Securities Exchange Act of 1934) 4.9% or more of the then issued and outstanding shares of the company.



Date of Conversion               Applicable Conversion Price


________________________         ____________________________________



Number of Common Shares upon     $ Amount of Conversion
Conversion


________________________         ____________________________________


Signature                        Name

________________________         ____________________________________






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

Address:                         Delivery of Shares to:


________________________         ____________________________________

________________________         ____________________________________

________________________         ____________________________________








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